BERNSTEIN FUND, INC.
- International Strategic Equities Portfolio
Class Z (Ticker: STEZX)
(the “Portfolio”)

Supplement dated February 5, 2026 to the Portfolio’s Prospectus offering Class Z shares of the Portfolio (the “Prospectus”) dated January 31, 2026.

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The following changes will be effective February 6, 2026:

The following replaces the table under the heading “Purchase and Sale of Portfolio Shares: Purchase Minimums” in the “Summary Information” section of the Prospectus:

	Initial	Subsequent
Class Z Shares (only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans, to persons participating in certain fee-based programs sponsored by a financial intermediary, where in each case plan level or omnibus accounts are held on the books of the Portfolio, and to certain institutional clients of the Manager)	None*	None

*	Investors who qualify for Class Z shares as institutional clients of the Manager must have at least $2,000,000 invested in the Portfolio.

The following replaces the sentence in the section “Investing in the Portfolios — How to Buy Shares —Class Z Shares — Shares Available to Persons Participating in Certain Fee-Based Programs”:

Class Z shares of the AB Intermediate Diversified Municipal Portfolio, the AB Core Bond Portfolio and the International Strategic Equities Portfolio are available to persons participating in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with a Portfolio.

The following replaces the two paragraphs under the section “Investing in the Portfolios — How to Buy Shares — Other Purchase Information – Class Z Shares”:

Shares Available to AB Mutual Funds

Class Z Shares of the International Small Cap Portfolio and the Small Cap Core Portfolio are currently available exclusively to AB Mutual Funds.

Retirement Plans, Tax-Deferred Accounts and Employee Benefit Plans

Class Z shares of the AB Intermediate Diversified Municipal Portfolio, the AB Core Bond Portfolio and the International Strategic Equities Portfolio are available to certain institutional clients of the Manager that invest at least $2,000,000 in a Portfolio, persons participating in certain fee-based programs sponsored and maintained by registered broker dealers or other financial intermediaries with omnibus account arrangements with a Portfolio, and Group Retirement Plans.

The second to last sentence on the back cover of the Prospectus is replaced by the following:

The Portfolios’ shareholder reports, prospectus and SAI are not available through the Manager’s website with respect to Class Z shares of the International Small Cap Portfolio and the Small Cap Core Portfolio because the Class Z shares of these Portfolios are available exclusively to registered investment companies (or their series) managed by the Manager or its affiliates.

The corresponding Statement of Additional Information is revised, as applicable, to incorporate changes conforming to this Supplement.

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This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectus(es) for future reference.

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